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                 SECURITIES AND EXCHANGE COMMISSION PRIVATE

                           WASHINGTON, D.C. 20549

                                 __________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 4, 1998


                           INFERENCE CORPORATION
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             (Exact Name of Registrant as Specified in Charter)

        Delaware                    0-26334                      95-3436352
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                   Identification Number)


100 Rowland Way, Novato, California                                       94945
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(Address of Principal Executive Offices)                             (Zip Code)


             Registrant's telephone number, including area code:
                               (415) 893-7200
                               --------------

                                     N/A
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      (Former name or former address, if changed since last report)




The total number of pages is 6.
The Exhibit Index is located on page 4.
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ITEM 5.  OTHER EVENTS

         Incorporated by reference is a press release issued by the Registrant on March 4, 1998, attached as Exhibit 20.1, announcing Charles W. Jepson as the new President and Chief Executive Officer of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Reference is made to the Exhibit Index annexed hereto and made a part hereof.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                INFERENCE CORPORATION
                                (Registrant)



Date: March 4, 1998             By: /s/ William D. Griffin
                                    -------------------------
                                        Name:  William D. Griffin
                                        Title: Senior Vice President and Chief
                                               Financial Officer
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                                EXHIBIT INDEX

                                                               Sequential
Exhibit No.                     Name of Item                    Page No.
-----------                     ------------                   ----------
  20.1        Press Release, dated March 4, 1998.                  5